Earnings per Share	9 Months Ended
Sep. 30, 2012
Earnings per Share
10.	Earnings per Share

Basic income per share is calculated by dividing net income available to holders of Common Stock by the sum of the weighted average number of shares of Common Stock outstanding during the period plus the weighted average number of shares of Series A Convertible Preferred Stock outstanding during the period. The shares of Series A Convertible Preferred Stock are included in the basic denominator because they can be converted into shares of Common Stock for no cash consideration, and are thus considered outstanding shares of Common Stock in computing basic earnings per share. Diluted income per share is calculated by dividing net income available to common shareholders by the weighted average number of shares of Common Stock and dilutive common share equivalents outstanding during the period. Common share equivalents consist of stock options and restricted stock units. The Company excluded from the calculation of diluted earnings per share for the three months and nine months ended September 30, 2012 options to purchase 2,364,000 shares whose combined exercise price, unamortized fair value and excess tax benefits were greater in each of those periods than the average price for the Company’s common stock because their effect would be anti-dilutive.

The following table reconciles the basic to diluted weighted average shares outstanding using the treasury stock method (shares in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2012	2011	2012
Weighted average shares outstanding – basic	42,962	44,337	42,962	43,519
Diluted effect of stock options	2,062	3,474	1,684	3,645

Weighted average shares outstanding – diluted	45,024	47,811	44,646	47,164